Exhibit 4.1
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK PAR VALUE $.01 PER SHARETHIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND JERSEY CITY, NJ CUSIP 941061 10 9 SEE REVERSE FOR CERTAIN DEFINITIONSWASTE MANAGEMENT, INC. Waste Management, Inc. (“cor poration”) transferable on the books of the corporation, in person or by duly authorised attorney, upon surrender of t his certificate properly endorsed. This certificate and the shares represent hereby are used and shall be subject to a ll of the provisions of the certificate of Incorporation of the corporation and of the amendments thereto, to all of w hich the holder, by acceptance hereof, assents. The certifi cate is not valid unless countersigned by the transfer Agen t and registered by the Registrar. Witness the facsimile se al of the corporation and the facsimile signatures of the d uly authorised offerers. FULLY PAID AND NONASSESSABLE SHARE S OF THE COMMON STOCK OF SECRETARY AUTHORIZED SIGNATURE

WASTE MANAGEMENT, INC, The Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special fights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation’s Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM -as tenants in common UNIF GIFT MIN ACT- Custodian TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of under Uniform Gite to Minors survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For vaiue received hereby sell, assign and. transfer unio; PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE . Shares of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated Y ___NOTICE: (SIGNATURE) THE SIGNATURE(S) TO THIS — ASSIGNMENT MUST CORRES- POND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE in EVERY PARTICULAR WITHOUT ALTER- ATION OR ENLARGEMENT OR ANY CHANGE WHATEVER (SIGNATURE) THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR-INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATtONSAND CREDIT UNIONSWIfH MEMBERSHIP IH AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANTTO S.C.C. 17/U-15: “ “ SiGNATURE(S) GUARANTEED BY: